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                                                                       Exhibit 1

                            AGREEMENT OF JOINT FILING
                                SPECTRASITE, INC.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of a Statement on Schedule 13D and any and all amendments thereto, with respect to the above referenced securities and that this Agreement be included as an Exhibit to such filing. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 14th day of February, 2003.

                                  AP TOWERS, LLC

                                  BY:  APOLLO MANAGEMENT V, L.P.
                                       as Manager

                                       By:   AIF V MANAGEMENT, INC.
                                             Its General Partner

                                                    By: /s/ Michael D. Weiner
                                                       -------------------------
                                                        Michael D. Weiner
                                                        Vice President

                                  APOLLO INVESTMENT FUND V, L.P.

                                  By:  APOLLO ADVISORS V, L.P.
                                       Its General Partner

                                       By:   APOLLO CAPITAL MANAGEMENT V, INC.
                                             Its General Partner

                                             By:  /s/ Michael D. Weiner
                                                --------------------------------
                                                  Michael D. Weiner
                                                  Vice President

                                  APOLLO OVERSEAS PARTNERS V, L.P.

                                  By:  APOLLO ADVISORS V, L.P.
                                       Its General Partner

                                       By:   APOLLO CAPITAL MANAGEMENT V, INC.
                                             Its General Partner

                                             By:  /s/ Michael D. Weiner
                                                --------------------------------
                                                  Michael D. Weiner
                                                  Vice President

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                                    APOLLO NETHERLANDS PARTNERS V (A), L.P.

                                    By:  APOLLO ADVISORS V, L.P.
                                         Its General Partner

                                         By:  APOLLO CAPITAL MANAGEMENT V, INC.
                                              Its General Partner

                                              By: /s/ Michael D. Weiner
                                                 -------------------------------
                                                  Michael D. Weiner
                                                  Vice President

                                    APOLLO NETHERLANDS PARTNERS V (B), L.P.

                                    By:  APOLLO ADVISORS V, L.P.
                                         Its General Partner

                                         By:  APOLLO CAPITAL MANAGEMENT V, INC.
                                              Its General Partner

                                              By: /s/ Michael D. Weiner
                                                 -------------------------------
                                                  Michael D. Weiner
                                                  Vice President

                                    APOLLO GERMAN PARTNERS V GmbH KG & CO.

                                    By:  APOLLO ADVISORS V, L.P.
                                         Its General Partner

                                         By:  APOLLO CAPITAL MANAGEMENT V, INC.
                                              Its General Partner

                                              By: /s/ Michael D. Weiner
                                                 -------------------------------
                                                  Michael D. Weiner
                                                  Vice President

                                    APOLLO MANAGEMENT V, L.P.

                                    By:  AIF V MANAGEMENT, INC.
                                         Its General Partner

                                              By: /s/ Michael D. Weiner
                                                 -------------------------------
                                                  Michael D. Weiner
                                                  Vice President

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                                        APOLLO ADVISORS V, L.P.

                                        By:  APOLLO CAPITAL MANAGEMENT V, INC.
                                             Its General Partner

                                             By:  /s/ Michael D. Weiner
                                                ------------------------------
                                                      Michael D. Weiner
                                                      Vice President